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                                                                   Exhibit 10.18
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     This Lease agreement ("Lease") is made and entered into by and between TIAA
Realty, Inc., a Delaware Corp. hereinafter referred to as "Landlord," and Educational Products, Inc., hereinafter referred to as "Tenant," upon the following terms and conditions:

                                   AGREEMENT

     1.   Leased Premises.

          In consideration of the rents reserved and the covenants and agreements herein contained on the part of Tenant to be observed and performed, Landlord hereby demises, lets and leases unto Tenant, and Tenant hereby rents from Landlord, those certain premises consisting of a space containing an area of approximately 95,600 square feet, also know as Suite 100 (hereinafter called the "Leased Premises") and constituting a part of the office/warehouse building (hereinafter called the "Building") located at 2155 Silber Road, Houston, Harris County, Texas which Building is located upon the lot, tract or parcel of land more particularly described on Exhibit "A" attached hereto and made a part hereof for all purposes. If the Building is in a development containing one or more other buildings, such buildings together with all related site land, improvements, parking facilities, common areas, driveways and landscaping, together with the Building, shall be referred to as the "Project."

          The purpose of the site plan attached as Exhibit "A" is to show the approximate location of the Leased Premises. Landlord reserves the right at any time to relocate, vary and adjust the size of the various buildings, covenants, automobile parking areas, and other common areas as shown on said site plan.
The use and occupancy by Tenant of the Leased Premises shall include the use, in common with others entitled thereto, of the common service areas, loading facilities, pedestrian walks, automobile driveways and parking areas, all as shown on the site plan attached hereto as Exhibit "A."

          In determining the number of square feet of area of the Leased Premises, Tenant acknowledges that the Leased Premises includes the usable area, without deduction for columns or projections, multiplied by a load factor to reflect a share of certain areas, which may include lobbies, corridors, mechanical , utility, janitorial, boiler and service rooms and closets, restrooms and other public, common and service areas of the Building.

     2.   Term.

          To have and to hold the Leased Premises for a term commencing on January 1, 2000 ("Commencement Date") and ending on December 31, 2005. However, if for any reason, Landlord is unable to deliver possession of the Leased Premises on the Commencement Date, Landlord shall not be liable for any damage caused by the delay, nor shall this Lease be void or voidable, but, rather, it is agreed that the Lease term shall commence upon the date Landlord tenders possession of the Leased Premises to Tenant, and unless Landlord elects otherwise, the expiration date of the Lease shall be extended by the number of days delayed from the original Commencement Date as set out above. If this Lease is executed before the Leased Premises become vacant or otherwise available and ready for occupancy, or if any present tenant or occupant of the Leased Premises holds over, and Landlord cannot acquire possession of the Leased Premises prior to the date above recited as the Commencement Date of this Lease,
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Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of the Leased Premises at such time as Landlord is able to tender the same, which date shall thenceforth be deemed the Commencement Date, and Landlord hereby waives payment of rent covering any period prior to the tendering of possession to Tenant hereunder.

     3.   Acceptance of Leased Premises.

          Tenant acknowledges that Landlord has not made any representations or warranty with respect to the condition or quality of the Leased Premises or Building. Tenant has inspected and accepts the Leased Premises and Building in their present condition as suitable for the purpose for which the Leased Premises are leased. Taking of possession by Tenant shall be deemed conclusively to establish that the Leased Premises, Building and common areas are in good and satisfactory condition as of when possession was taken. Tenant further acknowledges that no representations as to the repair of the Leased Premises or Building nor promises to alter, remodel or improve the Leased Premises or Building have been made by Landlord, unless such are expressly set forth in this Lease. After the Commencement Date Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the Leased Premises.

     4.   Base Rent and Security Deposit.

a) Tenant agrees to pay to Landlord rent for the Leased Premises in advance, without demand, deduction or set off, for the entire term hereof at the rate of See Addendum One (_____) per month. One such monthly installment shall be due
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and payable on or before October 1, 1999 and a likely monthly installment shall be due and payable on or before the first day of each calendar month succeeding the Commencement Date recited above during the hereby demised term, except that the rental payment for any fractional calendar month at the commencement or end of the Lease period shall be prorated.

b) In addition, Tenant agrees to deposit with Landlord on the date hereof the sum of THIRTY TWO THOUSAND FIVE HUNDRED FOUR AND 00/00 Dollars ($32,504.00), which sum shall be held by Landlord, without obligation for interest, as security for the performance of Tenant's covenants and obligations under this Lease, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of rent or other payments due Landlord hereunder, and any other damage, injury, expense or liability caused by such event of default, and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. Although the security deposit shall be deemed the property of Landlord any remaining balance of such deposit shall be returned by Landlord to Tenant within sixty (60) days after all of Tenant's obligations under this Lease have been fulfilled.

     5.   Use.

          The Leased Premises shall be used only for the purpose of receiving, storing, shipping and selling (other than retail) products, materials and merchandise made and/or

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distributed by Tenant and for such other lawful purposes as may be incidental thereto. Outside storage, including, without limitation, trucks and other vehicles, is prohibited without Landlord's prior written consent. Tenant shall be allowed to park up to seventeen (17) licensed operable trucks in front of the Leased Premises. Tenant shall at its own costs and expense obtain any and all licenses and permits necessary for any such use. Tenant shall comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, the Leased Premises all at Tenant's sole expense. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Leased Premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the Building or Project or unreasonably interfere with the use of their respective premises. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly inflammable. Tenant will not permit the Leased Premises to be used for any purpose or in any manner (including, without limitation, any method of storage) which would render the insurance thereon void or the insurance risk more hazardous or cause the State Board of Insurance or other insurance authority to disallow any sprinkler credits.

     6.   Operating Expense Stop.

a) In the event the operating expenses (as defined below) of Landlord for the Building or Project if applicable, in any calendar year during the term of this Lease, exceed the sum of the greater of $0.88 per square foot per year or the 1999 actual base year level, Tenant agrees to pay as additional rental Tenant's proportionate share of such excess operating expenses. Tenant's proportionate share as used in this Lease shall mean a fraction, the numerator which is the space contained in the Leased Premises and the denominator of which is the entire space contained in the Project. Landlord shall, within nine (9) months following the close of any calendar year for which additional rental is due under this paragraph, invoice Tenant for the additional rental. The invoice shall include in reasonable detail all computations of the additional rental, and Tenant agrees to pay the additional rental within ten days following receipt of the invoice upon receipt. If this Lease shall terminate on a day other than the last day of a year, the amount of any additional rental payable by Tenant applicable to the year in which such termination shall occur shall be prorated on the ratio that the number of days from the commencement of such year to and including such termination date bears to 365. If at any time during the term of this Lease, Landlord has reason to believe the per square foot operating expenses for the calendar year will exceed [the sum set forth] above, Landlord may by invoice direct Tenant to prepay monthly one-twelfth of an amount equal to the additional rental paid in the previous year, or if no additional rental was paid in the previous year, then Tenant shall prepay monthly one-twelfth of the amount Landlord reasonably estimates for Tenant's additional rental for such calendar year. If the invoice delivered within nine (9) months following the close of a calendar year in accordance with this subparagraph shows an amount owing by Tenant that is less than the sum of the monthly payments made by Tenant in the previous calendar year, the invoice shall be accompanied by a refund of the excess by Landlord to Tenant, or, at its option, Landlord may credit such amount toward the next sums due hereunder as additional rent. If such invoice shows an amount owing by Tenant which is more than the sum of the monthly payments made by Tenant in the previous calendar year, Tenant shall pay such deficiency to Landlord within ten days after receipt of the invoice. For the year in which this Lease terminates, Landlord shall have the option to charge Tenant for Tenant's proportionate share of the excess operating

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expenses based upon the previous year's excess operating expenses, in which event Landlord shall invoice Tenant within thirty (30) days prior to the termination of this Lease or at any time up to nine (9) months thereafter. Tenant shall have the right, at its own expense and at a reasonable time, but not more than once per calendar year, to audit Landlord's books relevant to the additional rentals due under this paragraph, upon at least ten (10) days prior written notice.

b) The term "operating expenses" as used above includes all expenses incurred with respect to the maintenance and operation of the Project, including but not limited to, maintenance and repair costs, management fees, wages and fringe benefits payable to employees of Landlord whose duties are connected with the operation and maintenance of the Building and common areas, and the costs of all services, supplies, repairs, replacements or other expenses for maintaining and operating the Project. The term "operating expenses" also includes all taxes and installments of special or general assessments (excluding any assessments for municipal or county street repairs, widening or replacement) upgrades, changes in, or additions to water and sewage, including special assessments due to deed restrictions and/or owners' associations, which accrue against the Project of which the Leased Premises are a part during the term of this Lease as well as all insurance premiums Landlord is required to pay or deems appropriate to pay, including public liability insurance, with respect to the Project. Except as stated herein, the term "operating expenses" shall not include any other capital improvement to the Project of which the Leased Premises are a part, nor shall it include repairs, restoration or other work occasioned by fire, windstorm or other casualty covered by applicable insurance in excess of the applicable deductible amount, income and franchise taxes of Landlord, expenses incurred in leasing to or procuring of tenants, leasing commissions, advertising expenses, expenses for the renovating of space for new tenants, interest or principal payments on any mortgage or other indebtedness of Landlord, compensation paid to any employee of Landlord above the grade of building superintendent nor any depreciation allowance or expense.

c) Notwithstanding the foregoing, Tenant shall be responsible for and shall pay to Landlord a monthly common area maintenance reimbursement which includes Tenant's proportionate share of landscape maintenance, parking lot maintenance, security (if any), pest control, water, sewer and general project utilities. These monthly reimbursement expenses shall be excluded from the general calculations for determining "base year level" expenses as discussed above.

This payment is approximately $1,075.50 per month, and is based upon estimated common area expenses for the current year and shall be increased or decreased annually to reflect the projected actual cost of all such common area maintenance items. If Tenant's total common area expense payments are less than Tenant's actual proportionate share of all such items, Tenant shall pay the difference to Landlord within thirty (30) days after demand. If Tenant's total payments are more than Tenant's actual proportionate share of all such items, Landlord shall retain such excess and credit it against Tenant's future payments and shall notify Tenant of such credits promptly.

d) The Landlord shall have the right to employ a tax consulting firm to attempt to reduce the value or to assure a fair tax burden on the Building and/or Project within the applicable taxing jurisdiction. Tenant shall pay to Landlord upon demand from time to time, as additional rent, the amount of Tenant's "proportionate share" of the costs of such service.

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     7.   Landlord's Repairs.

          Landlord shall at its expense maintain only the roof, foundation and the structural soundness of the exterior walls of the Building in good repair, reasonable wear and tear excepted. Tenant shall repair and pay for any damage caused by Tenant, or Tenant's employees, agents or invitee, or caused by Tenant's default hereunder. The term "walls" as used herein shall not include windows, glass or plate glass, doors, special store fronts or office entries. Tenant shall immediately give Landlord written notice of defect or need for repairs, after which Landlord shall have reasonable opportunity to repair same or cure such defect. Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible under any of the provisions of this Lease shall be limited to the cost of such repairs or maintenance or the curing of such defect.

     8.   Tenant's Repairs.

a) Tenant shall at its own cost and expenses keep and maintain all parts of the Leased Premises (except those for which Landlord is expressly responsible under the term of this Lease) in good condition, promptly making all necessary repairs and replacements, including but not limited to, windows, glass, plate glass doors, any special office entry, interior walls and finish work, floors and floor covering, downspout, gutters, heating and air conditioning systems, lighting, electrical systems, dock boards, truck doors, door bumpers, paving, plumbing lines, equipment, and fixtures, termite and pest extermination, regular removal of trash and debris, including rail spur areas, keeping these areas, parking areas, driveways, alleys and the whole of the Leased Premises in a clean and sanitary condition, and if applicable, maintain any spur track serving the Leased Premises (Tenant agrees to sign a joint maintenance agreement reasonably acceptable to Tenant, with the railroad company servicing the Leased Premises, if requested by the railroad company. Tenant shall not be obligated to repair any damage caused by fire, tornado or other casualty covered by the insurance to be maintained by Landlord pursuant to subparagraph 14(a) below, except that Tenant shall be obligated to repair all wind damage to glass except with respect to tornado or hurricane damage.

b) Tenant shall not damage any demising wall or disturb the integrity and support provided by any demising wall and shall, at its sole cost and expense, promptly repair any damage or injury to any demising wall caused by Tenant or its employees, agents or invitee.

c) In the event the Leased Premises constitute a portion of a multiple occupancy building, Tenant and its employees, customers and licensees shall have the exclusive right to use the parking areas, if any, as may be designated by Landlord in writing, subject to such reasonable rules and regulations as Landlord may from time to time prescribe and subject to rights of ingress and egress of other tenants. Landlord shall not be responsible for enforcing Tenant's [exclusive parking rights] against any third parties. Further, in multiple occupancy buildings, Landlord shall perform the paving and landscape maintenance, and reserve the right to perform exterior painting and common sewage line plumbing which are otherwise Tenant's obligations under subparagraph
(a) above with respect to such items, and Tenant shall be liable for its proportionate share (as defined in subparagraph 6(a) above) of the cost and expense of the care for the grounds around the Building, including but not limited to the mowing of grass, care of shrubs, general landscaping, maintenance of parking areas, driveways and alleys, exterior

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repainting and common sewage line plumbing; provided, however, that Landlord shall have the right to require Tenant to pay such other reasonable proportion of said mowing, shrub care and general landscaping costs as may be determined by Landlord in its sole discretion; and further provided that if Tenant or any other particular tenant of the Building can be clearly identified as being responsible for obstructions or stoppage of the common sanitary sewage line, then Tenant, if Tenant is responsible, or such other responsible tenant, shall pay the entire cost thereof, upon demand, as additional rent. Tenant shall pay its share, determined as aforesaid, of such costs and expenses in the event Landlord elects to perform or caused to be performed such work which sum shall be due and payable ten (10) days after receipt of a statement thereafter.

d) In the event the Leased Premises constitute a portion of a multiple occupancy building, Landlord shall have the right to coordinate any repairs and other maintenance of any rail tracks serving or to serve the Building, and if Tenant uses the rail tracks, Tenant shall reimburse Landlord from time to time upon demand, as additional rent, for a share of the costs of the repairs and maintenance and any other sums specified in any agreement to which Landlord is a party respecting the tracks, such share to be a fraction, the numerator of which is the space contained in the Leased Premises, and the denominator of which is the entire space occupied by rail users in the Building which sum shall be due and payable ten (10) days after receipt of a statement thereafter.

e) Tenant shall, at its own costs and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for servicing all hot water, heating and air conditioning systems and equipment within the Leased Premises. The maintenance contractor and the contract must be approved by Landlord. The service contract must include all services suggested by the equipment manufacturer within the operation/ maintenance manual and must become effective (and a copy thereof delivered to Landlord) within thirty (30) days of the date Tenant takes possession of the Leased Premises and provide for service not less than a semi-annually basis.

     9.   Tenant Improvements and Alterations

          Tenant shall not make any alterations, additions or improvements to the Leased Premises (including, but not limited to roof and wall penetrations) or Building without the prior written consent of Landlord. All Tenant alterations, additions and/or improvements shall comply with insurance requirements and with all applicable laws, ordinances, and regulations. Additionally, all Tenant alterations, additions and/or improvements shall be in accordance with Landlord's specifications. All Tenant alterations, additions and/or improvements shall be constructed in a good and workmanlike manner. All plans and specifications for Tenant's alterations, additions and/or improvements shall be submitted to Landlord for Landlord's written approval. Tenant agrees that Landlord may monitor all phases of Tenant's construction. Tenant shall reimburse Landlord for Landlord's reasonable expenses for reviewing plans and documents and in monitoring construction. Landlord's review of plans and monitoring construction shall be solely for Landlord's own benefit and shall impose no duty or obligation on Landlord to confirm that the plans and specifications and/or construction comply with applicable laws, codes, rules, or regulations. At Landlord's request, Tenant shall obtain payment and performance bonds approved by Landlord, for any Tenant construction which bonds shall be delivered to Landlord prior to commencement of construction. Upon completion of Tenant's construction, Tenant shall

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deliver to Landlord sworn statements setting forth the names of all contractors and subcontractors who performed work along with final lien waivers from such contractors and subcontractors. Tenant may, without the consent of Landlord, but at its own cost and expense and in a good workmanlike manner, erect such shelves, bins, machinery, and trade fixtures as it may deem advisable, without altering the basic character of the Building or improvements and without overloading or damaging such Building or improvements, and in each case complying with all applicable governmental laws, ordinances, regulations and other requirements. All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the term of this Lease and Tenant shall, unless Landlord otherwise elects as hereinafter provided, remove all alterations, additions, improvements and partitions erected by Tenant and restore the Leased Premises to its original condition by the date of termination of this Lease or upon earlier vacating of the Leased Premises; provided, however, that if Landlord so elects prior to termination of this Lease or upon earlier vacating of the Leased Premises, such alterations, additions, improvements and partitions shall become the property of Landlord as of the date of termination of this Lease or upon earlier vacating of the Leased Premises and shall be delivered up to the Landlord with the Leased Premises. All shelves, bins, machinery and trade fixtures installed by Tenant may be removed by Tenant prior to the termination of this Lease if Tenant so elects, and shall be removed by the date of termination of this Lease or upon earlier vacating of the Leased Premises if required shall be accomplished in a good workmanlike manner so as not to damage the primary structure or structural qualities of the buildings and other improvements situated on the Leased Premises.

     10.  Signs

          Tenant shall have the right to install two (2) signs upon the Leased Premises as outlined on Exhibit "A" only when first approved in writing by Landlord and subject to any applicable governmental laws, ordinances, regulations, Landlord's or other architectural controls, and other requirements. Tenant shall remove all such signs by the termination of this Lease. Such installations and removals shall be made in such manner as to avoid injury or defacement of the Building and other improvements, and Tenant shall repair any injury or defacement, including, without limitation, discoloration, caused by such installation and/or removal.

     11.  Inspection

          Landlord and Landlord's agents and representatives shall have the right to enter and inspect the Leased Premises and Building at any reasonable time during business hours, for the purpose of ascertaining the condition of the Leased Premises or in order to make such repairs as may be required or permitted to be made by Landlord under the terms of this Lease. During the period that is six (6) months prior to the end of the term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the Leased Premises at any reasonable time during business hours for the purpose of showing the Leased Premises and shall have the right to erect on the Leased Premises a suitable sign indicating the Leased Premises are available. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the Leased Premises and shall arrange to meet with Landlord for a joint inspection of the Leased Premises prior to vacating. In the event of Tenant's failure to give such notice or arrange to meet with Landlord for a joint inspection of the Leased Premises prior to vacating and shall arrange to meet with Landlord for a joint inspection of the Leased Premises prior to vacating the Leased

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Premises, Landlord's inspection at or after Tenant's vacating the Leased
Premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

     12.  Utilities

          Landlord agrees to provide at Landlord's cost water, electricity and telephone service connections into the Leased Premises; but Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or from the Leased Premises, together with any taxes, penalties, surcharges or the like pertaining thereto and any maintenance charges for utilities, as well as shall furnish all electric light bulbs and tubes. If any such services are not separately metered to Tenant, Tenant shall pay Tenant's reasonable proportion, as determined by Landlord, of all charges jointly metered with other premises. Landlord shall in no event be liable for any interruption or failure of utility services on the Leased Premises.

     13.  Assignment and Subletting

a) Tenant will not assign this Lease, or allow same to be assigned by operation of law or otherwise, or sublet the Leased Premises or any part thereof without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. If the Leased Premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided or provided by law, may at its option collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations thereunder.

b) If Tenant shall propose to sublet or assign this Lease, it shall so notify Landlord in writing not less than thirty (30) days prior to the date of the proposed assignment or subletting. The notice shall set forth the name of the proposed subtenant or assignee, the term, use, rental rate and other particulars of the proposed subletting or assignment, including without limitation, proof satisfactory to Landlord that the proposed subtenant or assignee is financially responsible and will immediately occupy and hereafter use the entire Leased Premises (or any sublet portion thereof) for the remaining term of this Lease (or for the entire term of the sublease, if shorter).

c) Landlord shall have the option, in the event of any proposed assignment or subletting, to cancel this Lease as of the date the subletting or assignment described in Tenant's notice is to be effective. The option shall be exercised, if at all, by Landlord's giving Tenant written notice thereof within twenty (20) days following Landlord's receipt of Tenant's written request. Upon cancellation, Tenant shall pay to Landlord all costs or charges which are the responsibility of Tenant hereunder through the date of cancellation, and Tenant shall, at Tenant's own cost and expense, discharge in full any outstanding commission obligation on the part of Landlord with respect to this Lease. Further, upon any such cancellation Landlord and Tenant shall have no

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further obligations or liabilities to each other under this Lease, except with respect to obligations or liabilities which accrue hereunder as of the cancellation date in the same manner as if such cancellation date were the date originally fixed for the expiration of the term hereof. Without limitation, Landlord may lease the Leased Premises to the prospective subtenant or assignee, without liability to the Tenant. Landlord's failure to exercise any right hereunder shall not waive Landlord's right as to any subsequent proposed sublease or assignment, nor shall any such failure be deemed to constitute Landlord's right as to any subsequent proposed sublease or assignment, nor shall any such failure be deemed to constitute Landlord's approval of the proposed sublease or assignment.

d) If Landlord does not cancel this Lease, Landlord agrees to approve any assignment by Tenant to any corporation succeeding to substantially all the business and assets of Tenant by merger, consolidation, purchase of assets or otherwise, or any assignment or subletting to a corporation which is an affiliate of tenant. In other cases, provided that there is no event of default on the part of Tenant (or circumstances which, with the passing of time, giving of notices, or both, would constitute an event of default), Landlord agrees not to unreasonably withhold approval of any proposed subletting or assignment as to which Landlord declines its rights of cancellation hereunder provided the proposed transaction is consummated within thirty (30) days after Landlord's approval, is upon the same terms and conditions disclosed to Landlord in Tenant's notice, and the assignment or subletting is with another financially responsible party whose use of the Leased Premises will not depreciate the value of the Leased Premises, or the value of the property adjacent thereto, or will not be extra hazardous with reference to the risk of fire or other hazards, and shall not result in any additional environmental risk for the Project. Any assignment or subletting without Landlord's approval, where required hereunder, shall be void and of no effect.

e) Landlord shall have the right to transfer and assign, in whole or in part, any of its rights under this Lease, and in the Building or Project referred to herein, and to the extent that such assignee assumes Landlord's obligations hereunder, Landlord shall by virtue of such assignment be released from such obligation.

    14.  Fire and Casualty Damage

a) Landlord agrees to maintain standard fire and extended coverage insurance covering the Building of which the Leased Premises are a part in an amount not less than 80% (or such greater percentage as may be necessary to comply with the provisions of any co-insurance clauses of the policy, of the "replacement costs" thereof. Landlord may also maintain such other types or amounts of insurance with respect to the Building and/or Project as Landlord may from time to time determine appropriate, and the premiums for such insurance shall be part of operating expenses. Subject to the provisions of subparagraphs 14(c), 14(d) and 14(e) below, such insurance shall be for the sole benefit of Landlord and under its sole control.

b) If the Building should be damaged or destroyed by fire, tornado or other casualty, Tenant shall give immediate written notice thereof to Landlord.

c) If the Building should be totally destroyed by fire, tornado or other casualty, or if they should be so damaged thereby that rebuilding or repairs cannot in Landlord's estimation be

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completed within one hundred fifty (150) days after the date upon which Landlord is notified by Tenant of such damage, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage.

d) If the Building should be damaged by any peril covered by the insurance to be provided by Landlord under subparagraph 14(a) above, but only to such extent that rebuilding or repairs can in Landlord's estimation be completed within one hundred fifty (150) days after the date upon which Landlord is notified by Tenant of such damage, this Lease shall not terminate, and Landlord shall at its sole costs and expense thereupon proceed with reasonable diligence to rebuild and repair the Building to substantially the condition in which it existed prior to such damage, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the Leased Premises by Tenant. Landlord shall provide Tenant notice of Landlord's intent to rebuild or repair within forty-five (45) days of the casualty. If the Leased Promises are untenantable, the rent owed by Tenant shall not be abated but shall be reduced to such extent as may be fair and reasonable under all of the circumstances. In the event that Landlord shall fail to complete such repairs and rebuilding within one hundred fifty (150) days after the date upon which Landlord is notified by Tenant of such damage, Tenant may at its option terminate this Lease by delivering written notice of termination to Landlord within thirty (30) days after expiration of such one hundred fifty (150) day period as Tenant's exclusive remedy, whereupon all rights and obligations hereunder shall cease and terminate. Failure by Tenant to timely terminate this Lease as set forth in the preceding sentence shall be deemed a waiver by Tenant of its right to do so.

e) Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Leased Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

f) Each of Landlord and Tenant hereby releases the other from any loss or damage to person or property caused by fire or any other perils insured through or under them by way of subrogation or otherwise for any loss or damage to person or property caused by fire or any other perils insured in policies of insurance covering the loss to the extent of the insurance, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible; provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such times as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover there under and then only to the extent of the insurance proceeds payable under such policies. Landlord and Tenant agree that it will request its insurance carriers to include in its policies as such a clause or endorsement. If extra cost shall be charged therefor, each party shall advise the other thereof and of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so; provided, however, if a party elects not to pay such additional costs, then such party shall not be entitled to benefits of the waiver of subrogation set forth herein.

    15.  Liability;  Tenant's Insurance

a) Tenant agrees that Landlord shall not be liable to Tenant or Tenant's employees, agents, patrons or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the Leased Premises, resulting from and/or caused in part or whole by the negligence or misconduct of Tenant, its agents, servants or employees, or of any other person entering upon the Leased Premises, Building or Project, or caused by the Buildings and improvements located on the Project becoming out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the Leased Premises, or due to any cause whatsoever, and Tenant hereby covenants and agrees that it will at all times indemnify and hold safe and harmless Landlord (including without limitation the trustee and beneficiaries if Landlord is a trust), Landlord's agents and employees from any loss, liability, claims, lawsuits, costs, expenses, including, without limitation, attorney's fees and damages, both real and alleged, arising out of any such damage or injury, except injury to persons or damage to property resulting from the sole cause of which is the negligence of Landlord or the failure of Landlord to repair any part of the Leased Premises which Landlord is obligated to repair and maintain hereunder after a reasonable time after the receipt of written notice from Tenant of needed repairs.

b) Tenant shall procure and maintain throughout the term of this Lease a policy or policies of insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with: (i) the Leased Premises; (ii) the condition of the Leased Premises; (iii) Tenant's operations in and maintenance and use of the Leased Premises; and (iv) Tenant's liability assumed under this Lease, the limits of such policy or policies to be in the amount of not less than $1,000,000 per occurrence in respect of injury or destruction, including loss of use thereof. All such policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. Certified copies of such policies, together with receipt evidencing payment of premiums therefor, shall be delivered to Landlord prior to the Commencement Date of this Lease. Not less than fifteen
(15) days prior to the expiration date of the policies, certified copies of the renewals thereof (bearing notations evidencing payment of renewal premiums) shall be delivered to Landlord. Tenant's policies shall further provide that not less than thirty (30) days written notice shall be given to Landlord before the policy may be canceled or changed to reduce insurance provided thereby.

    16.  Condemnation

a) If the whole or any substantial part of the Leased Premises should be taken from any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the Leased Premises for the purposes for which they are being used, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective when the physical taking of the Leased Premises shall occur.

b) If part of the Leased Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided in the subparagraph above, this Lease shall not terminate but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

c) In the event of any such taking or private purchase in lieu thereof, Landlord and Tenant shall each be entitled to receive and retain such separate awards and/or portions of lump sum awards as may be allocated to their respective interests in any condemnation proceedings.

    17.  Holding Over

         Tenant agrees that at the termination of this Lease by lapse of time or otherwise, yield up immediate possession to Landlord. If Tenant holds over after the expiration or termination of this Lease, unless the parties hereto otherwise agree in writing on the terms of such holding over, the hold over tenancy shall be subject to termination by Landlord at any time upon not less than five (5) days advance written notice, or by Tenant at any time upon not less than thirty
(30) days advance written notice. During the hold over, all of the other terms and provisions of this Lease shall be applicable during that period, except that Tenant shall pay Landlord from time to time upon demand, as rental for the period of any holdover, an amount equal to one and one half (1 1/2) times the rent in effect on the termination date, computed on a daily basis for each day of the hold over period. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided. The preceding provisions of this paragraph shall not be construed as Landlord's consent for Tenant to hold over.

    18.  Quiet Enjoyment

         Landlord convenants that it now has, or will acquire before Tenant takes possession of the Lease Premises, good title to the Leased Premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this Lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record. In the event this Lease is a sublease, then Tenant agrees to take the Leased Premises subject to the provisions of the prior leases. Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, upon paying the rentals herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Leased Premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this Lease.

    19.  Events of Default

         The following events shall be deemed to be events of default by Tenant under this Lease:

a) Tenant shall fail to pay any installment of the rent herein reserved when due, or any payment with respect to taxes hereunder when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of five (5) days from the date such payment was due.

b) Tenant shall become insolvent or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

c) Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant.

d) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant.

e) Tenant shall fail to comply with any term, provision or covenant of this Lease (other than the foregoing in this Paragraph, and shall not cure such failure within twenty (20) days after written notice thereof to Tenant.

f) If the term of any lease, other than this Lease, heretofore or hereafter made by Tenant for any space in the Building or the Project, if applicable, shall be terminated or terminable after the making of this Lease because of any default by Tenant under such other lease.

    20.  Remedies

         Upon occurrence of any such events of default described in Paragraph 19 hereof, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever.

a) Terminate this Lease, or terminate Tenant's right to possession of the Leased Premises under this Lease (but not the Lease itself), and in either event Landlord shall have the right to immediate possession of the Leased Premises and may reenter the Leased Premises, change the locks and remove all persons and property therefrom using all force necessary for this purpose without being guilty in any manner of trespass or otherwise; and any and all damages to Tenant, or persons holding under Tenant, by reason of such re-entry are hereby expressly waived; and any such termination or re-entry on the part of Landlord shall be without prejudice to any remedy available to Landlord for arrears of rent, breach of contract, damages or otherwise, nor shall the termination of this Lease or of Tenant's right of possession under this Lease by Landlord acting under this subsection be deemed in any manner to relieve Tenant from the obligation to pay the rent and all other amounts due or to become due as provided in this Lease for and during the entire unexpired portion then remaining of the Lease term. In the event of termination of this Lease or of Tenant's right of possession under this Lease by Landlord as provided in this subparagraph, Landlord shall have the further right (but not the obligation) to relet the Leased Premises upon such terms, conditions and covenants as are deemed proper by Landlord for the account of Tenant, and in such event, Tenant shall pay to Landlord all costs of renovating and altering the Leased Premises for a new tenant or tenants in addition to all brokerage and/or legal fees incurred in connection therewith. Landlord shall credit Tenant only for such amounts as are actually received from such reletting during the then remaining Lease term. Alternatively, at the election of Landlord, Tenant covenants and agrees to pay as damages to Landlord, upon any such termination by Landlord of this Lease or of Tenant's right of possession under this Lease, such sum as at the time of such termination equals the amount of the excess, if any, of the then present value of all the rent which would have been due and payable hereunder during the remainder of the full Lease term (had Tenant kept and performed all agreements and covenants of Tenant set forth in this Lease) over and above the then present rental value of the Leased Premises for said remainder of the Lease term. For purposes of present value calculations, Landlord and Tenant stipulate and agree to a discount rate of six (6) percent per annum.

b) Without terminating this Lease, to enter upon the Leased Premises and without being guilty in any manner of trespass or otherwise and without liability for any damage to Tenant or persons holding under Tenant by reason of such re-entry, all of which are hereby expressly waived, and to do or perform whatever Tenant is obligated hereunder to do or perform under the terms of this Lease; and Tenant shall reimburse Landlord on demand for any expenses or other sums which Landlord may incur or expend plus fifteen percent (15%) thereof to cover Landlord's overhead and administrative cost, pursuant to this subparagraph, and Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by the negligence of Landlord or otherwise; provided, however, nothing in this subsection shall be deemed an obligation or undertaking by Landlord to remedy any such defaults of Tenant.

c) Without waiving such event of default, apply all or any part of the security deposit to cure the event of default or to any damages suffered as a result of the event of default to the extent of the amount of damages suffered. Tenant shall reimburse Landlord for the amount of such depletion of the security deposit on demand.

d) In addition to any of the remedies noted above or hereinafter, Landlord is entitled and authorized to enter upon and take possession of the Leased Premises and remove any property that may be found within the Leased Premises. Landlord shall have the right to change any and all locks and other security devices restricting access to the Leased Premises. To the extent permitted by law, Tenant hereby waives: (i) any notices of Landlord's intent to re-enter or re-take possession of the Leased Premises; (ii) any notice provided by statute or otherwise of such re-entry or repossession or changing of locks; (iii) any claim or cause of action, whether based on trespass, conversion, or otherwise, against Landlord or Landlord's agents, employees, officers, or contractors for any damages caused by the alteration of any locks or re-entry or repossession by Landlord, whether or not caused by the negligence of Landlord or otherwise; and
(iv) any right of redemption, re-entry, or repossession of Tenant and any notice of legal proceeding for re-entry, including actions for forcible detainer and entry.

          Provided that Landlord has not terminated the Lease in writing or permanently excluded Tenant from the Leased Premises, Landlord shall not be obligated to provide a new key to Tenant except during Landlord's normal business hours, and only after the following: (1) Tenant cures all events of default existing at the time of lock-out, including payment of late charges and reasonable expenses of lock-out (which shall include the cost of security services and removal of old locks and installation of new locks), and (2) Tenant has provided Landlord additional security or further assurances of Tenant's future performance of all Tenant's obligations arising under the Lease, such security or assurances to be satisfactory to Landlord in the exercise of Landlord's sole and absolute discretion, which security may include, but is not limited to, a requirement that the security deposit be increased to an amount equal to three (3) months rent. Such lock-out should not be deemed to be a termination of the Lease unless Landlord gives a written notice of termination to Tenant. It is agreed that if Tenant abandons or vacates the Leased Premises, Landlord may take such steps as Landlord deems necessary, appropriate, or desirable to protect the Leased Premises and the property therein from deterioration, including but not limited to, the lock-out of Tenant as described herein.

          In the event Tenant fails to pay any installment of rent or any reimbursement, additional rental, or any other payment hereunder as and when such payment is due, to help defray the additional cost to Landlord for processing such late payments Tenant shall pay to Landlord on demand a late charge in an amount equal to five percent (5%) of such installment, reimbursement, additional rental or any other payment and the failure to pay such late charge within ten (10) days after demand therefor shall be an event of default hereunder. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

          Pursuit of any of the forgoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by the Landlord or its agents during the term hereby granted shall be deemed a termination of this Lease or an acceptance of the surrender of the Leased Premises, and no agreement to terminate this Lease or accept a surrender of the Leased Premises shall be valid unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall constitute a waiver by Landlord of any of its rights with respect to any future violation or breach thereof. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with any attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any reasonable attorney's fees so incurred.

          All sums due and owing by Tenant to Landlord under this Lease shall bear interest from the date due until paid at the lesser of (a) the maximum non-usurious rate permitted by law or (b) the greater of (i) two percent (2%) above the "prime rate" per annum of Texas Commerce Bank National Association or its successor in effect on said due date or (ii) eighteen percent (18%) per annum. In either case, such interest to be compounded daily; provided, however, in no event shall the rate of interests hereunder exceed the maximum non-usurious rate of interest (hereinafter called the "Maximum Rate") permitted by the applicable laws of the State of Texas or the United States of America, whichever shall permit the higher non-usurious rate, and as to which Tenant could not successfully assert a claim or defense of usury. To the extent that the Maximum Rate is determined by reference to the laws of the State of Texas, the Maximum Rate shall be the indicated rate ceiling (as defined and described in Texas Revised Civil Statutes, Article 5069-1.04) as amended at the applicable time in effect.

    21.  Landlord's Lien

         In addition to any statutory lien for rent in Landlord's favor, Landlord shall have and Tenant hereby grants to Landlord a continuing security interest for all rentals and other sums of money becoming due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, receivables, chattel paper and other personal property of Tenant situated on the Leased Premises, and such property shall not be removed therefrom without the consent of Landlord until all arrearage in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged. In the event of a default under this Lease, Landlord shall have, in addition to any other remedies provided herein or by law, all rights and remedies under the Uniform Commercial Code, including without limitation the right to sell the property described in this paragraph at public or private sale upon five (5) days notice to Tenant. Tenant hereby agrees to execute such financing statements and other instruments necessary or desirable in Landlord's discretion to perfect the security interest hereby created. Any statutory lien for rent is not hereby waived, the express contractual lien herein granted being in addition and supplementary thereto. Landlord hereby agrees to subordinate Landlord's contractual and statutory lien to Tenant's lender, Chase Bank on Landlord's standard form.

    22.  Subordination

         This Lease and all rights of Tenant hereunder are subject and subordinate (i) to any mortgage or deed of trust, blanket or otherwise, which does now or may hereafter affect the Building (and which may also affect other properties) and (ii) to any and all increases, renewals, modifications, consolidations, replacements and extensions of any such mortgage or deed of trust. This provision is hereby declared by Landlord and Tenant to be self-operative and no further instruments shall be required to affect such subordination of this Lease. Tenant shall, however, upon demand at any time or times execute, acknowledge and deliver to Landlord any and all instruments and certificates that may be necessary or proper to more effectively subordinate this Lease and all rights of Tenant hereunder to any such mortgage or deed of trust or to confirm or evidence such subordination. In the event Tenant shall fail or neglect to execute, acknowledge and deliver any subordination agreement or certificate, Landlord in addition to any other remedies it may have, as the agent and attorney in fact of Tenant, execute, acknowledge and deliver the same and Tenant hereby irrevocably nominates, constitutes and appoints Landlord Tenant's proper and legal agent and attorney in fact for such purposes. Such power of attorney shall not terminate on disability of the principal. Tenant covenants and agrees, in the event any proceedings are brought for the foreclosure of any such mortgage or if the Building is sold to any purchaser, to attorn to and recognize such purchaser as the Landlord under this Lease. Tenant agrees to execute and deliver at any time and from time to time, upon the request of Landlord or of any holder(s) of any of the indebtedness or other obligations secured by any of the mortgages or deeds of trust be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment. Tenant hereby irrevocably appoints Landlord and the holders of the indebtedness or other obligations secured by the aforesaid mortgages and/or deeds of trust jointly and severally the agent and attorney shall not terminate or disability of the principal. Tenant further waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligation of Tenant hereunder in the event any such foreclosure proceedings is brought or trustee's sale occurs and agrees that this Lease shall not be affected in any way whatsoever by any such foreclosure proceeding or trustee's sale unless the holder(s) of the indebtedness or other obligations secured by said mortgages and/or deeds of trust shall declare otherwise.

    23.  Landlord's Default

         Landlord shall only be deemed to be in default on the terms of the Lease in the event Landlord shall violate, neglect, or fail to observe, keep or perform any covenant or agreement which is not observed, kept, or performed by Landlord within thirty (30) days after the receipt by Landlord of Tenant's written notice of such breach which notice shall specifically set out the breach. Landlord shall not be considered in default so long as Landlord commences to cure the breach in a diligent and prudent manner and is allowed such additional time as reasonably necessary to correct the breach. Notwithstanding any provisions to the contrary contained in this Lease, no personal liability of any kind or character whatsoever shall attach or at any time hereafter attach under any conditions to Landlord or any subsidiary, affiliate or partner of Landlord or their respective officers, directors, shareholders, or employees for payments of any amounts due under this Lease or for the performance of any obligation under this Lease. The exclusive remedies of Tenant for failure of Landlord to perform any of its obligations under this Lease shall be to proceed against the interest of Landlord in and to the Leased Premises it being understood that in no event shall a judgment for any deficiency or monetary claim be sought, obtained or enforced against Landlord or any subsidiary, affiliate, or partner of Landlord or their respective officers, directors, shareholders or employees. In no event shall Landlord be liable for any consequential, special, punitive or exemplary damages.

    24.  Mechanic's Liens

         Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the Leased Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Leased Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Leased Premises or the improvements thereon and that it will indemnify, defend and save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the Leased Premises or under the terms of this Lease.

    25.  Notices

         Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivery of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken.

a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address hereinbelow set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay rent and any other amounts to Landlord under the terms of this Lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord.

b) All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address hereinbelow set forth, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

c) Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not, when deposited in the United States Mail, postage prepaid. Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have heretofore specified by written notice delivered in accordance herewith:

               Landlord:                                 Tenant:
               --------                                  ------

    TIAA Realty, Inc.                            Educational Products, Inc.
    c/o Transwestern Commercial Services         2155 Silber Road, Suite 100
    6671 Southwest Freeway, Suite 200            Houston, Texas  77055
    Houston, Texas  77074

         If and when included within the term "Landlord," as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for their receipt of notices and payments to Landlord, if and when included within the term "Tenant" as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Tenant.
All parties included within the terms "Landlord" and "Tenant," respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.

    26.  Miscellaneous

a) Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural unless the context otherwise requires.

b) The terms, provisions and covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided. Each party agrees to furnish to the other, promptly upon demand a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this Lease.

c) The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

d) Tenant agrees from time to time within ten (10) days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating that this Lease is in full force and effect, the date to which rent has been paid, the unexpired term of this Lease and such other matters pertaining to this Lease as may be requested by Landlord. It is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this Lease.

e) This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

f) All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including, without limitation, all payments obligations with respect to taxes and insurance and all obligations concerning the condition of the Leased Premises. Upon the expiration or earlier termination of the term hereof, and prior to Tenant vacating the Leased Premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put the Leased Premises, including without limitation all heating and air conditioning systems and equipment therein, in good condition and working order. Tenant shall also, prior to vacating the Leased Premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for real estate taxes and insurance premiums for the year in which the Lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied, as the case may be. Any security deposit held by Landlord shall be credited against the amount payable by Tenant under this Paragraph.

g) If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as a part of this Lease contract a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

h) Because the Leased Premises are on the open market are presently being shown, this Lease shall be treated as an offer with the Leased Premises being subject to prior lease and such offer to withdrawal or non-acceptance by Landlord or to other use of the Leased Premises without notice, and this Lease shall not be valid or biding unless and until accepted by Landlord in writing.

i) All referenced in this Lease to "the date hereof" or similar referenced shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this Lease.

j) It is expressly stipulated and agreed that none of the obligations to be undertaken by Landlord hereunder shall constitute any form of warranty, express or implied, all such obligations being contractual covenants of performance. Without limiting the generality of the foregoing, THERE IS NO WARRANTY AS TO SUITABILITY, HABITABILITY, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE GIVEN IN CONNECTION WITH THE LEASE. This disclaimer of express and implied warranties and the provisions of Paragraph 8 under which Tenant assumes responsibility for repairs, are provisions bargained for by the parties entering in this Lease. Were warranties undertaken by the Landlord hereunder or were the Landlord to have agreed to perform repairs beyond that contemplated to be performed by Landlord hereunder, the economics of this Lease would have been affected and it would require an increase in Minimum Rent from that payable hereunder.

    27.  Exhibits and Attachment

         All Exhibits, attachments, riders and addenda referred to in this Lease are incorporated in this Lease and made a part hereof for all intents and purposes.

    28.  Hazardous Materials

a) Tenant shall not, without Landlord's prior written consent, cause or permit any Hazardous Materials (hereinafter defined) to be stored, used or disposed of in or about the Leased Premises or Project by Tenant, its agents, employees, contractors or invitees, nor shall the use which Tenant makes of the Leased Premises result in any Hazardous Materials Contamination (hereinafter defined). For purposes of this Lease, the following terms shall have the meanings herein specified:

    (1) "Hazardous Materials" shall mean (i) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976 (42 U.S.C.A.
         (S)(S) 6901 et seq.), as amended from time to time and regulations promulgated thereunder ("RCRA"); (ii) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C.A. (S)(S) 9601 et seq.) as amended from time to time, and regulations promulgated thereunder ("CERCLA"); (iii) any hazardous substances as defined by the Texas Natural Resource Conservation Commission ("TNRCC"); (iv) asbestos, polychlorinated biphenyls or other substances specifically regulated under the Toxic Substances Control Act (15 U.S.C. (S)(S) 2601 et seq.) as amended from time to time, and regulations promulgated thereunder ("TSCA"); (v) pesticides specifically regulated under the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C.A. (S)(S) 125 et seq.), as amended from time to time, and regulations promulgated thereunder ("FIFRA"); (vi) storage tanks, whether or not underground and whether empty, filled or partially filled with any substance; (vii) the presence of oil, petroleum products, and their by-products; (viii) any substance the presence of which in or about the Property is prohibited by any governmental authority or which is hereafter classified by any governmental authority as a hazardous or toxic waste, material, substance or similar phraseology; and (ix) any other substance which by any governmental authority requires special handling or notification of any governmental authority in its collection, storage, treatment, or disposal.

    (2) "Hazardous Materials Contamination" shall mean the spillage, leakage, emission or disposal of Hazardous Materials (whether presently existing or hereafter occurring) in or about the buildings, facilities, soil, groundwater, air or other elements in or about the Project or any other property as a result of Hazardous Materials at any time emanating from the Leased Premises.

b) Notwithstanding the foregoing, Tenant shall be permitted to store, use and dispose of deminimis amounts of Hazardous Materials which are incidental to Tenant's business so long as such amounts does not increase the Landlord's insurance or change the occupancy class of the Building. Such Hazardous Materials and all containers therefore, shall be stored, used and disposed of in a manner that complies with all federal, state and local laws or regulations applicable to such Hazardous Materials. Tenant shall be liable for all costs and expenses related to the storage, use and disposal of such deminimis amounts of Hazardous Materials incidental to Tenant's business and shall indemnify, defend and hold Landlord harmless from any claims or liabilities relating thereto.

c) At the commencement of each "Lease Year" (the term "Lease Year" as used in this Lease shall mean any twelve (12) month period beginning with the Commencement Date and each twelve (12) month period beginning on any anniversary date thereof). Tenant shall disclose to Landlord the names and approximate amounts of all Hazardous Materials which Tenant intends to store, use or dispose of in or about the Leased Premises in the coming Lease Year. In addition, at the commencement of each Lease Year (beginning with the second Lease Year), Tenant shall disclose to Landlord the names and amounts of all Hazardous Materials that to Tenant's knowledge were actually stored, used or disposed of in or about the Leased Premises, if such materials were not previously identified to Landlord at the commencement of the previous Lease Years.

d) Tenant shall give written notice to Landlord immediately upon Tenant's acquiring knowledge of the presence of any Hazardous Materials in or about the Leased Premises (subject to the provisions of paragraph b, hereof) or of any Hazardous Materials Contamination with a full description thereof. Landlord shall have the right, but not the obligation, without in any way limiting Landlord's other rights and remedies under the Lease, to enter onto the Leased Premises or to take such other actions as it deems necessary or advisable to cleanup, remove, resolve or minimize the impact of, or otherwise deal with, any Hazardous Materials or Hazardous Materials Contamination on the Project following receipt of any notice from any person or entity asserting the existence of any Hazardous Materials or Hazardous Materials Contamination pertaining to the Leased Premises or any part of the Project which, if true, could result in an order, suit, imposition of a lien on the Project, or other action and/or which, in Landlord's sole opinion, could jeopardize Landlord's security under the Lease.

e) TENANT HEREBY AGREES THAT TENANT SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS LANDLORD, ITS AGENTS AND EMPLOYEES FROM AND AGAINST ANY CLAIMS, DEMAND, PENALTIES, FINES, LIABILITIES, SETTLEMENTS, DAMAGES, COSTS OR EXPENSES (INCLUDING WITHOUT LIMITATION, ATTORNEYS' AND CONSULTANTS' FEES, COURT COSTS AND LITIGATION EXPENSES) OF WHATEVER KIND OR NATURE, KNOWN OR UNKNOWN, CONTINGENT OR OTHERWISE, ARISING OUT OF OR IN ANY WAY RELATED TO (a) THE PRESENCE, DISPOSAL, RELEASE OR THREATENED RELEASE AND SUBSEQUENT REMEDIATION OF ANY HAZARDOUS MATERIALS OR ANY HAZARDOUS MATERIALS CONTAMINATION FROM THE LEASED PREMISES; (b) ANY PERSONAL INJURY (INCLUDING WRONGFUL DEATH) OR PROPERTY DAMAGE (REAL OR PERSONAL) ARISING OUT OF OR RELATED TO SUCH HAZARDOUS MATERIALS OR HAZARDOUS MATERIALS CONTAMINATION; OR (c) THE APPLICABILITY OF ANY LAWS RELATING TO HAZARDOUS MATERIALS ON THE LEASED PREMISES OR CAUSED BY TENANT. THE PROVISIONS OF THIS PARAGRAPH E, SHALL BE IN ADDITION TO ANY OTHER OBLIGATIONS AND LIABILITIES TENANT MAY HAVE TO LANDLORD AT LAW OR IN EQUITY AND SHALL SURVIVE THE EXPIRATION OF THIS LEASE OR THE TERMINATION THEREOF.

    29.   Mitigation of Damages
          ---------------------

a)  General Duty to Mitigate.  Both Landlord and Tenant shall each use
    ------------------------
commercially reasonable effort so mitigate any damages resulting from a default of the other party under this Lease.

b)  Landlord's Duty to Mitigate Damages.  Landlord's obligation to mitigate
    -----------------------------------
damages after a default by Tenant under this Lease shall be satisfied in full if Landlord undertakes to lease the Leased Premises to another tenant (a "Substitute Tenant") in accordance with the following criteria:

    (i) Landlord shall have no obligation to solicit or entertain negotiations with any other prospective tenants of or the Leased Premises until Landlord obtains full and complete possession of the Leased Premises including, without limitation, the final and unappealable legal right to relet the Leased Premises free of any claim of Tenant.

    (ii) Landlord shall not be obligated to offer the Leased Premises to a prospective tenant when other premises in the Project suitable for that prospective tenant's use are (or soon will be) available.

    (iii) Landlord shall not be obligated to offer the Leased Premises to a Substitute Tenant for a rental less than the current fair market rental then prevailing for similar space in comparable office/warehouse buildings in the same market area as the Project, nor shall Landlord be obligated to enter into a new lease under other terms and conditions that are unacceptable to Landlord under Landlord's then current leasing policies for comparable space in the Project.

    (iv) Landlord shall not be obligated to enter into a lease with any proposed tenant whose use would:

    a. Violate any restriction, covenant, or requirement contained in the lease of another tenant of the Project;

    b.    Adversely affect the reputation of the Project; or

    c. Be incompatible with the operation of the Project as a first-class office/warehouse building.

    (v) Landlord shall not be obligated to enter into a lease with any proposed Substitute Tenant which does not have, in Landlord's reasonable opinion, sufficient financial resources or operating experience to operate the Leased Premises in a first-class manner.

    (vi) Landlord shall not be required to expend any amount of money to altar, remodel, or otherwise make the Leased Premises suitable for uses by a proposed Substitute Tenant unless:

    a. Tenant pays any such sum to Landlord in advance of Landlord's execution of s Substitute Lease with such Substitute Tenant (which payment shall not be in lieu of any damages or other sums to which Landlord may be entitled as a result of Tenant's default under this Lease); or

    b. Landlord in Landlord's sole discretion, determines that any such expenditure is financially justified in connection with entering into any such Substitute Lease.

c)  Effect of Releasing. Upon compliance with the above criteria regarding the
    -------------------
releasing of the Leased Premises after a default by Tenant, Landlord shall be deemed to have fully satisfied Landlord's obligation to mitigate damages under this Lease and under any law or judicial ruling in effect on the date of this Lease or at the time of Tenant's default, and Tenant waives and releases, to the fullest extent legally permissible, any right to assert in any action by Landlord to enforce the terms of this Lease, any defense, counterclaim, or rights of set-off or recoupment respecting the mitigation of damages by Landlord, unless and to the extent Landlord maliciously or in bad faith fails to act in accordance with the requirements of this Paragraph 29.

d)  Tenant's right.  Tenant's right to seek damages from Landlord as a result of
    --------------
a default by Landlord under this Lease, shall be conditioned on Tenant taking all actions reasonably required under the circumstances to minimize any loss or damage to Tenant's property or business or to any of Tenant's officers, employees, agents, invitees, or other third parties that may be caused by any such default of Landlord.

          THE PARTIES EXECUTING this Lease represent and warrant that each such party possess all lawful rights and authority to enter into this Lease; that there are no judgments, decrees, or outstanding orders or any court prohibiting the execution of this Lease; and that all required approvals, consents and resolutions necessary to effectuate the terms and provisions of this Lease have been obtained.

          EXECUTED in multiple counterparts, each of which shall have the full force and effect of an original, on the latter of the dates mentioned below.


                              LANDLORD:
                              --------



                              TIAA REALTY, INC. A Delaware Corp.
                              By, Teachers Insurance and Annuity Association of America, & New York corporation, its authorized representative


                              By:      /s/ Mark J. Wood
                                    -----------------------------------


                              Its:      Mark J. Wood
                                    -----------------------------------
                              Date:     Assistant Secretary
                                    -----------------------------------



                              TENANT:
                              ------


                              EDUCATIONAL PRODUCTS, INC.


                              By:      /s/ Ron Phelan
                                    -----------------------------------


                              Its:      Vice President
                                    -----------------------------------
                              Date:     4/15/99
                                    -----------------------------------

                                 ADDENDUM ONE
                          TO LEASE AGREEMENT BETWEEN
       TIAA REALTY, INC. A DELAWARE CORP. AND EDUCATIONAL PRODUCTS, INC.


     1.   BASE RENT      Months    1-24        $29,636.00 per month
                                   25-36       $31,548.00 per month
                                   37-72       $32,504.00 per month

     2. BUILDING STANDARD IMPROVEMENTS. As part consideration for Tenant's acceptance of the Leased Premises "AS IS", "WHERE IS", Landlord will provide Tenant a construction allowance specifically for leasehold improvements to the Leased Premises of up to a total amount of $78,000.00. It is agreed that Tenant shall submit all loans for such leasehold improvements to Landlord for Landlord's approval and all such leasehold improvements shall be constructed in accordance with all terms and conditions of the Lease. The leasehold improvements shall be in accordance with the attached scope of work identified in the document attached hereto as Exhibit "B" or for other non structural leasehold improvements to the Leased Premises. Any amount in excess of $78,000.00 for Tenant improvements shall be at Tenant's sole cost and expense. Such construction allowance of up to $78,000 shall be due and payable by Landlord to Tenant within thirty (30) days of the completion of such leasehold improvements outlined herein. As additional consideration for the construction allowance, Tenant acknowledges that Tenant has accepted the Leased Premises in "AS IS", "WHERE IS", condition.

     3. EXTENSION OPTION ADDENDUM. Provided Tenant is not in default under the terms of this Lease at the time that Tenant gives notice thereof, Tenant shall have one (1) option to extend the term of this Lease for a period of sixty (60) months, provided that Tenant give Landlord written notice of the exercise of such option no earlier than January 1, 2005, and no later than March 31, 2006. The base rental rate during such option period shall be the fair market rental rate of the Leased Premises as determined by Landlord as of the commencement of the option period. Landlord shall provide Tenant with such determination in a written notice delivered to Tenant within thirty
          (30) days after Landlord's receipt of Tenant's notice of Tenant's exercise of the extension option. If Tenant disagrees with Landlord's determination of the fair market rental rate as set forth in Landlord's notice, Tenant shall notify Landlord thereof within thirty
          (30) days after Tenant's receipt of Landlord's notice, and the giving of such notice by Tenant shall cause the cancellation of the extension option herein granted. If Tenant agrees with and accepts Landlord's determination of the fair market rental rate for the Leased Premises during the option period as set forth in Landlord's notice and notifies Landlord of same or if Tenant fails to notify Landlord by the above stated deadline that Tenant disagrees with Landlord's determination as set forth in Landlord's notice, the extension option herein granted and exercised by Tenant shall continue in full force and effect and shall commence immediately upon the expiration of the original term of this Lease on January 1, 2006. All references in this Lease to the "term" of this Lease shall be understood to apply to the original term of this Lease and also to the option period referred to in this Addendum One. Paragraph 3 (after Tenant has effectively exercised its option for same) unless, in any case, such interpretation is expressly negated in this Lease or in any amendment of this Lease, and all rights and obligations of Landlord and Tenant during the option period shall be the same as the rights and obligations of Landlord and Tenant during the original term of this Lease, except to the extent they are expressly modified by the terms of this Lease or any amendment hereto.

     4. It is agreed and acknowledged that Jim Arledge of Arledge & Company is the broker of record (hereinafter referred to as "Broker") and has represented Tenant in this lease transaction. In consideration for the execution of this Lease, it is agreed that Broker shall be paid a commission of 4% of the base rental consideration of this Lease outlined in Paragraph four. One-half of such commission shall be paid to Broker by Landlord within thirty (30) days from the date of full execution of this Lease and the balance shall be paid upon Tenant's occupancy. Tenant hereby agrees to indemnify and hold Landlord harmless from and against any claim by any other broker, agent, or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this lease transaction.

          If the Lease is renewed or extended or the Tenant leases additional space in the Project from Landlord and Arledge & Company (the "Broker") remains available to assist, is the exclusive representative of Tenant as designated in a letter of representation, from the Tenant and delivered to Landlord, and no other individual or entity is designated by Tenant as Tenant's agent, the additional commission amount shall be determined by Landlord and Broker (but in no event less than 2% of the base rental consideration of such renewal or expansion) at such time of such renewal or expansion and set forth in writing and executed by both parties. Such commission will be paid in a lump sum upon the earlier to occur or (i) a document stipulating the renewal, extension, and/or expansion executed by Landlord and Tenant; or (ii) the renewal or extension term commences or the additional space is occupied, as applicable. If however, the Tenant appoints another broker subsequent to the effective date of the lease, no commission will be payable to Broker under this paragraph notwithstanding anything to the contrary hereinbefore contained. If the lease contains a cancellation right by the Tenant, the commission shall be calculated only through the period until such cancellation right is first exercisable. In the event no such cancellation right is exercised, then the balance of any remaining unpaid commission which is not paid because of the existence of such cancellation right shall be paid at that time, however, if the Tenant's Lease contains a cancellation fee that includes payment of all unamortized commissions to Landlord at the time of cancellation, then Broker will be paid the entire commission due for the full Lease Term at the time of the Renewal, Extension or Expansion.

                          TO LEASE AGREEMENT BETWEEN
       TIAA REALTY, INC. A DELAWARE CORP. AND EDUCATIONAL PRODUCTS, INC.

     5. EARLY OCCUPANCY. Landlord shall provide Tenant access to the Leased Premises on December 1, 1999 subject to the availability of the Leased Premises. If Tenant occupies the Leased Premises prior to the Commencement Date, such occupancy shall be upon the same terms and conditions contained in the Lease except no rent shall be due.

     6. Landlord shall warrant the mechanical, electrical (excluding light bulbs) and plumbing systems against any major repair in excess of $250.00 unless such repairs are made necessary due to the negligence of Tenant, its agents, employees, invitees or contractors through December 15, 1999 and Tenant shall be solely responsible thereafter for all such systems as required under the Lease.

     7. PARKING. So long as Tenant is not in default on the terms of the Lease, Landlord agrees to provide Tenant fifty (50) reserved parking spaces as highlighted on the Site Plan attached hereto as Exhibit "A". Tenant understands and agrees that Landlord shall have no responsibility or obligation to police or monitor the reserved parking. Tenant agrees to be fully responsible for the enforcement of Tenant's reserved parking, consistent with all local laws and ordinances. Additionally, Tenant agrees not to enforce the reserved parking unreasonably so as to disturb or disrupt the other tenants in the Project or such reserved parking shall be revoked by Landlord.